SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the	Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 11, 1997

PaperClip Software, Inc.
(Exact name of registrant as specified in its charter)




Delaware
(State or other jurisdiction of incorporation)

0-26598	(Commission File Number)

22-313-7907(IRS Employer Identification Number)

Three University Plaza, Hackensack, New Jersey  07601
Address of principal executive offices)       (Zip Code)

Registrant's telephone number, including area code: (201) 487-3503 (Former name or former address, if changed since last report.)




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Item 5.	Other Events.

On March 13, 1997, PaperClip Software, Inc. issued the press release (the "Press Release") attached as an exhibit hereto. The Press Release is incorporated herein by reference.

Item 7.	Financial Statements and Exhibits.

        (c)	Exhibits.

                99.1  Press Release of PaperClip
                      Software, Inc., dated March 13, 1997.






























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SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PAPERCLIP SOFTWARE, INC.


By:/s/   William Weiss

Name:    William Weiss
Title:   Chief Executive Officer


Date:  March 13, 1997

























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


INDEX TO EXHIBITS


Exhibit                                                  Page
No.                                                       No.

99.1	    Press Release of  PaperClip                    5
            Software, Inc.,dated March 13, 1997


























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